UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 13, 2004

  Alliant Energy Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4902 North Biltmore Lane, Madison, Wisconsin 53718
(Address of principal executive offices, including zip code)

(608) 458-3311
(Registrant's telephone number)

Item 5.	Other Events and Regulation FD Disclosure.

The information in Item 12 is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Alliant Energy Corporation press release dated July 13, 2004.

Item 12.	Results of Operations and Financial Condition.

                              On July 13, 2004, Alliant Energy Corporation issued a press release (i) announcing its intentions to divest various businesses within its Integrated Services (ISCO) business platform and (ii) announcing it will record a non-cash impairment charge in the second quarter of 2004 related to $43 million of the $44 million of goodwill on the balance sheets of these businesses. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: July 13, 2004	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and Chief
Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated July 13, 2004

Exhibit
Number

(99.1)     Alliant Energy Corporation press release dated July 13, 2004.

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